Exhibit 10.5

1100 LOUISIANA SUITE 3800 HOUSTON, TEXAS 77002-5218    TELEPHONE (713) 651-9191    FAX (713) 651-0849

June 25, 2007

Repsol YPF, S.A.

Paseo de la Castellana 278-280

28046 Madrid

Spain

Gentlemen:

We hereby consent to the references to Ryder Scott Company and the inclusion of information derived from our reports in Section 2.2.1.1 “Oil and Gas Reserves” in Repsol YPF, S.A.’s annual report on Form 20-F for the year-end December 31, 2006, and in the “Supplementary Information on Oil and Gas Exploration and Production Activities (unaudited information)” in the Consolidated Financial Statements included therein. We also consent to the reference of Ryder Scott Company and inclusion of information derived from our reports through incorporation by reference of the named Formed 20-F in Registration Statements Nos, 333-12254 and 333-10668 filed with the United States Securities and Exchange Commission.

Ryder Scott Company audited all the areas in Dubai, Spain, Algeria, Libya, Trinidad & Tobago, Ecuador and Gulf of Mexico (GOM) in the United States in which Repsol YPF has an interest. These external audits were performed with an as of date of September 30, 2006. The properties located in Trinidad & Tobago were also audited with an as of date of December 31, 2006.

Very truly yours,
RYDER SCOTT COMPANY, L.P.

/s/ Herman G. Acuna
Herman G. Acuna, P.E.
Senior International Vice President